                                                                  EXHIBIT 10.2

                           PURCHASE AND SALE AGREEMENT


         THIS PURCHASE AND SALE AGREEMENT (this "Agreement") is made by and between ARIZONA REFRIGERATION SUPPLIES, INC., an Arizona corporation ("Seller") and CONTINENTAL CIRCUITS CORP., a Delaware corporation ("Purchaser").

         In consideration of the mutual covenants and representations herein contained, Seller and Purchaser agree as follows:


                                       1.
                                PURCHASE AND SALE

         1.1 Purchase and Sale. Subject to the terms and conditions of this Agreement, Seller hereby agrees to sell and convey to Purchaser, and Purchaser hereby agrees to purchase from Seller, all of Seller's right, title and interest in and to the following described property (herein collectively called the "Property"):

                (a) Land. That certain tract of land (the "Land") located in the City of Phoenix, Maricopa County, Arizona, being more particularly described on Exhibit A attached hereto and made a part hereof.

                (b) Easements. All easements, if any, benefiting the Land or the Improvements (as hereinafter defined).

                (c) Rights and Appurtenances. All rights and appurtenances pertaining to the Land, including any right, title and interest of Seller in and to adjacent streets, alleys or rights-of-way.

                (d) Improvements. All improvements and related amenities (the "Improvements") in and on the Land, and having an address of 5020 South 36th Street, Phoenix, Arizona 85040.

                (e) Tangible Property. All fixtures, furnishings, equipment, building materials, carpet, drapes and other personal property, if any, owned by Seller and located on or about the Land and the Improvements, and any transferable equipment leases, but specifically excluding the halon fire suppression system (the "Tangible Personal Property").

                (f) Contracts. All contracts pertaining to the Property, and not cancelable on thirty (30) days notice without penalty or premium (the "Contracts"), including, but not limited to, management contracts, service contracts, equipment leases and maintenance contracts.

                (g) Intangible Property. All intangible property (the "Intangible Personal Property", and together with the Tangible Personal Property, the "Personal
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         Property"), if any, and pertaining to the Land, the Improvements, the
         Contracts or the Tangible Personal Property including, without limitation, transferable utility contracts, plans and specifications, engineering plans and studies, floor plans and landscape plans.


                                       2.
                                 PURCHASE PRICE

         2.1 Purchase Price. The purchase price (the "Purchase Price") for the Property shall be ONE MILLION SIX HUNDRED AND NINETY-FIVE THOUSAND AND NO/100 DOLLARS ($1,695,000) and shall be paid in cash by Purchaser to Seller at the Closing (as defined in Section 6.1) by wire transfer in accordance with the following wire transfer instructions (the "Wiring Instructions"):

                BANK OF AMERICA
                ABA # 1221 01706
                For the Account of Arizona Refrigeration Supplies, Inc. Account # 412 711 769
                Re:  5020 South 36th Street, Phoenix, Arizona
                Telephone notification to: Bruce Jannasch 602/243-2792


                                       3.
                          EARNEST MONEY; EFFECTIVE DATE

         3.1 Earnest Money. Purchaser shall deliver to the Title Company (as defined in Section 6.1) within two (2) business days after the date this Agreement is delivered to the Title Company by Seller, by check (subject to collection) or by wire transfer, the amount of FIFTY THOUSAND AND NO/100 DOLLARS ($50,000.00) (which amount, together with all interest accrued thereon, if any, is herein called the "Earnest Money") to be invested by the Title Company in an interest-bearing account as Purchaser and Seller shall direct. Seller shall have the option of terminating this Agreement if the full amount of Earnest Money is not delivered to the Title Company as prescribed in this Section 3.1. Purchaser agrees to promptly deliver or cause the Title Company to deliver written acknowledgement by the Title Company that the executed copy of this Agreement and the Earnest Money have been received by and are being held by the Title Company pursuant to the terms of this Agreement. If the sale of the Property is consummated under this Agreement, the Earnest Money shall be paid to Seller and applied to the payment of the Purchase Price at the Closing. If Purchaser terminates this Agreement in accordance with any right to terminate granted to Purchaser by the terms of this Agreement, the Earnest Money shall be immediately returned to Purchaser, and no party hereto shall have any further obligations under this Agreement except for such obligations which by their terms expressly survive the termination of this Agreement (the "Survival Obligations"). Purchaser agrees to deliver to Seller copies of all Reports (as defined in Section 4.2) at the time the notice to terminate this Agreement is given. The obligations to deliver the Reports shall survive the termination of this Agreement. In no event shall any Earnest Money be returned to Purchaser hereunder until all Reports have been delivered to Seller.


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         3.2 Effective Date. As used herein, the term "Effective Date" means the first date the Title Company is in receipt of both this Agreement executed by both Purchaser and Seller (whether in counterparts or not) and the Earnest
Money.


                                       4.
                              CONDITIONS TO CLOSING

         4.1 Seller's Obligations. Seller shall make reasonable efforts to cause to be delivered to Purchaser (at Seller's sole expense), within ten (10) days after the Effective Date, the following:

                (a) Title Commitment. Commitment for Owner's Policy of Title Insurance (the "Title Commitment") with respect to the Property, issued by the Title Company, and copies of any restrictive covenants, easements, and other items listed as title exceptions therein.

                (b) Survey. An as-built survey of the Property dated within 15 days of the Effective Date (the "Survey"), showing the location of all of the Improvements and any restrictive covenants, easements and other title exceptions, prepared by a licensed surveyor.

                (c) Contracts. Copies of all Contracts.

                4.1.1 Purchaser's Satisfaction. During the thirty- (30-) day period commencing on the later of (a) the date Seller delivers to Purchaser the items listed in Section 4.1(a) through 4.1(c), or (b) the Effective Date (the "Approval Period"), the following matters shall be conditions precedent to Purchaser's obligations under this Agreement:

                (a) Purchaser's being satisfied in Purchaser's sole discretion that the Property is suitable for Purchaser's intended uses;

                (b) Purchaser's being satisfied in Purchaser's sole discretion with the results of Purchaser's investigations as provided for in
         Section 4.2; and

                (c) Purchaser's being satisfied, in Purchaser's sole discretion, with the items listed in Section 4.1(a) through Section 4.1(c), including the information reflected therein.

If Purchaser in its sole discretion is satisfied as to the suitability of the Property for Purchaser's intended uses, the results of Purchaser's investigations as provided in Section 4.2 and the items listed in Section 4.1(a) through Section 4.1(c), Purchaser shall give notice thereof to Seller on or before the expiration of the Approval Period. If Purchaser fails to give such notice, then this Agreement shall terminate, and upon such termination, Purchaser shall be entitled to the return of the Earnest Money (subject to Purchaser's delivery of the Reports to Seller as required by Section 3.1), and neither party shall have any further obligation hereunder except for the Survival Obligations.


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                4.1.2 Title Commitment and Survey.

                (a) In the event (i) the Survey shows any easement, right-of-way, encroachment, conflict, protrusion or other matter affecting the Property that is unacceptable to Purchaser, or (ii) any exceptions appear in the Title Commitment other than the standard printed exceptions set forth in the standard form of Commitment for Title Insurance, that are unacceptable to Purchaser, Purchaser may within ten (10) business days after receipt of the Survey, the Title Commitment and copies of all documents referred to as exceptions in the Title Commitment, notify Seller in writing of such facts and the reasons therefor ("Purchaser's Objections"). Upon the expiration of said ten (10) business-day period, except for Purchaser's Objections if same are timely raised, and upon the further condition that Purchaser has delivered a notice otherwise in accordance with Section 4.1.1 accepting the condition of the Property, Purchaser shall be deemed to have accepted the form and substance of the Survey, all matters shown thereon, all exceptions to the Title Commitment and other items shown thereon. Notwithstanding anything to the contrary contained herein, Seller shall have no obligations to take any steps or bring any action or proceeding or otherwise to incur any effort or expense whatsoever to eliminate or modify any of the Purchaser's Objections. In the event Seller is unable or unwilling to eliminate or modify Purchaser's Objections to the reasonable satisfaction of Purchaser, Purchaser may (as its sole and exclusive remedy) terminate this Agreement by delivering notice thereof in writing to Seller by the earlier to occur of (i) the Closing Date (as defined in Section 6.1) or (ii) five (5) business days after Seller's written notice to Purchaser of Seller's intent not to cure one or more of such Purchaser's Objections, in which event neither party shall have any obligations hereunder other than the Survival Obligations.

                (b) The term "Permitted Exceptions" as used herein includes: (i) any easement, right of way or other matter of record, any encroachment, conflict, discrepancy, overlapping of improvements, protrusion, lien, encumbrance, restriction, condition, covenant or other matter with respect to the Property that an inspection of the Property would reveal and/or is reflected or addressed on the Survey or the Title Commitment to which Purchaser fails to timely object pursuant to Section 4.1.2(a) of this Agreement; and (ii) any Purchaser's Objection that remains uncured, for whatever reason, at the earlier to occur of (A) the Closing or (B) five (5) business days after Seller notifies Purchaser that Seller is unwilling or unable to cure or modify Purchaser's Objections to the reasonable satisfaction of Purchaser.

                4.1.3 Limitations of Seller's Obligations. Notwithstanding anything contained herein to the contrary, Seller shall have no obligation to take any steps, bring any action or proceeding or incur any effort or expense whatsoever to eliminate, modify or cure any objection Purchaser may have pursuant to Section 4.1.1, Section 4.1.2 or Section 4.2.

         4.2 Inspection. At any reasonable time during business hours, Purchaser may inspect: (a) the Property, (b) all financial records pertaining to operation of the Property, and (c) copies of all Contracts. All information provided by Seller to Purchaser or obtained by Purchaser relating to the Property in the course of Purchaser's review, including, without


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
limitation, any environmental assessment or audit, (collectively, the "Reports") shall be treated as confidential information by Purchaser and Purchaser shall instruct all of its employees, agents, representatives and contractors as to the confidentiality of all such information, other than, with respect to the Environmental Report, information required to be disclosed to governmental agencies. To the extent Purchaser disturbs the Property, Purchaser shall return the Property as closely as possible to the condition in which it existed prior to such disturbance. Purchaser shall obtain the written consent of Seller to the scope and method of any investigation of Purchaser that materially alters the condition of the Property or any environmental assessment or audit other than a Phase I. The consent of Seller shall not be unreasonably withheld. Purchaser shall be liable for all damage or injury to any person or property resulting from, relating to or arising out of any inspection of the Property, whether occasioned by the acts of Purchaser or any of its employees, agents, representatives or contractors, and Purchaser shall indemnify and hold harmless Seller and its respective agents, employees, officers, directors, affiliates, attorneys and asset managers from any liability resulting therefrom. This indemnification by Purchaser shall survive the Closing or the termination of this Agreement, as applicable.

         4.3 Purchaser's Representations and Warranties. Purchaser represents and warrants to Seller that (a) Purchaser is a corporation, duly organized and in good standing under the laws of the State of Delaware, is qualified to do business in the State of Arizona and has the power to enter into this Agreement and to execute and deliver this Agreement and to perform all duties and obligations empowered upon it hereunder, and Purchaser has obtained all necessary corporate authorizations required in connection with the execution, delivery and performance contemplated by this Agreement and has obtained the consent of all entities and parties necessary to bind Purchaser to this Agreement, and (b) neither the execution nor the delivery of this Agreement, nor the consummation of the purchase and sale contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement conflict with or will result in the breach of any of the terms, conditions, or provisions of any agreement or instrument to which Purchaser, or any partner or related entity or affiliate of Purchaser, is a party or by which Purchaser, any partner or related entity or affiliate of Purchaser, or any of Purchaser's assets is bound. Purchaser's representations and warranties set forth in this
Section 4.3 shall survive the Closing or termination of this Agreement, as applicable.

         4.4 Seller's Representations and Warranties. Seller represents and warrants to Purchaser that (a) Seller is a corporation, duly organized and in good standing under the laws of the State of Arizona and Seller has the full corporate right, power and authority, without the joinder of any other person or entity, to enter into, execute and deliver this Agreement, and to perform all duties and obligations imposed on Seller under this Agreement, and Seller has obtained all necessary corporate authorizations required in connection with the execution, delivery and performance contemplated by this Agreement and has obtained the consent of all entities and parties necessary to bind Seller to this Agreement, and (b) neither the execution nor the delivery of this Agreement, nor the consummation of the purchase and sale contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement conflict with or will result in the breach of any of the terms, conditions, or provisions of any agreement or instrument to which Seller is a party or by which Seller or any of Seller's assets is bound. Seller's representations and warranties set forth in this Section 4.4 shall survive the Closing or termination of this Agreement, as applicable.



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                                       5.
           REPRESENTATIONS OR WARRANTIES BY SELLER REGARDING PROPERTY

         5.1 Seller's General Representations, Warranties, and Covenants. Seller warrants, represents, and covenants (with the understanding that Purchaser is relying on these warranties, representations, and covenants) that:

                (a) To the best of Seller's knowledge, and except as reflected in the Title Commitment, there are no claims, actions, suits, or other proceedings pending or threatened by any governmental department or agency or any other corporation, partnership, entity, or person whomsoever, nor any voluntary actions or proceedings contemplated by Seller, which in any manner or to any extent may detrimentally affect Purchaser's right, title, or interest in and to the Property or the value of the Property or Seller's ability to perform Seller's obligations under this Agreement.

                (b) To the best of Seller's knowledge, there is no pending or threatened condemnation or similar proceeding affecting any part of the Property, and Seller has not received any notice of any such proceeding and has no knowledge that any such proceeding is contemplated.

                (c) No work has been performed or is in progress at the Property and no materials have been furnished to the Property which might give rise to mechanic's, materialman's, or other liens against any part of the Property.

                (d) Seller is not prohibited from consummating the transactions contemplated by this Agreement by any law, regulation, agreement, instrument, restriction, order or judgment.

                (e) There are no parties in adverse possession of the Property; there are no parties in possession of the Property except Seller; and no party has been granted any license, lease, or other right relating to the use or possession of the Property.

                (f) There are no attachments, executions, assignments for the benefit of creditors, receiverships, conservatorships, or voluntary or involuntary proceedings in bankruptcy or pursuant to any other laws for relief of debtors contemplated or filed by Seller or pending against Seller or, to the best of Seller's knowledge, affecting or involving the Property.

                (g) There is no default, nor has any event occurred which, with the passage of time or the giving of notice or both, would constitute a default in any contract, security agreement, mortgage, deed of trust, lease, or other instrument which relates to the Property or which affects the Property in any manner whatsoever.

                (h) There are no contracts or other obligations outstanding for the sale, exchange, or transfer of all or any part of the Property.



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                (i) To the best of Seller's knowledge, there are no violations of laws, rules, regulations, ordinances, codes, covenants, conditions, restrictions, instructions, or agreements applicable to the Property or any part thereof. Seller has not received notices from any insurance companies, governmental agencies, or any other person with respect to violations concerning the Property or any part thereof. If any notices of violations are received prior to the date of Closing, Seller shall immediately submit copies to Purchaser and Purchaser's review and acceptance shall be a condition precedent to the Closing.

                (j) To the best of Seller's knowledge, there are no "grandfathered" water rights with respect to the Land.

                (k) To the best of Seller's knowledge, there are no sites of historical or archaeological importance on the Property that in any way would impede, curtail, limit, or restrict the use or development of the Property.

                (l) To the best of Seller's knowledge, no improvement district is planned that would include the Property, and there are no assessment liens against the Property except as disclosed in the Title Commitment.

                (m) Seller has not at any time prior to the Closing granted to any person an interest in the Property or any part thereof.

         5.2 Seller's Environmental Representations and Warranties and
Indemnity.

                (a)    Except as set forth in Schedule 5.2 :

                       (i) Neither Seller nor, to the best of Seller's
                knowledge, any other person has ever caused or permitted any Hazardous Material (as defined in Section 5.2(c)) to be (A) disposed of on, under, or at the Property or any part thereof, or from the Property or any part thereof into the atmosphere or any watercourse, body of water, or wetlands, or (B) placed, held or located on, under, or at the Property or any part thereof, or from the Property or any part thereof into the atmosphere or any watercourse, body of water, or wetlands except in accordance with Environmental Requirements (as defined in Section 5.2(d));

                       (ii) Neither the Property nor any part thereof nor any
                adjoining real property has ever been used (whether by Seller or, to the best of Seller's knowledge, by any other person) as
                (A) a treatment, or disposal site (whether permanent or temporary) for any Hazardous Material, or (B) a storage site (whether permanent or temporary) for any Hazardous Material except in accordance with Environmental Requirements (as defined in Section 5.2(d));

                       (iii) Seller has not conducted and has no knowledge that
                others have conducted any activity on the Property which could have toxic results


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                (and Seller has not received any notice of any proceeding or any inquiry by any governmental agency with respect thereto);

                       (iv) Seller has received no notice of any violations of
                any Environmental Requirements governing the generation, treatment, storage, disposal, or clean-up of Hazardous Materials; and

                       (v) The Property does not contain and never has contained
                any underground tanks.

                (b) Seller hereby indemnifies Purchaser and agrees to pay, defend, and hold Purchaser harmless from and against any and all losses, liabilities, damages, injuries, costs, expenses, and claims of any and every kind whatsoever, including reasonable attorneys' fees paid, incurred or suffered by, or asserted against, Purchaser for, with respect to, or as a direct or indirect result of, the presence on or under the Property, as of the Closing, of any Hazardous Material, or the escape, seepage, leakage, spillage, discharge, emission, or release from the Property into or upon any land, the atmosphere, or any watercourse, body of water, or wetland of Hazardous Material present on the Property as of the Closing, including, without limitation, any losses, liabilities, damages, injuries, costs, expenses, or claims asserted or arising under any Environmental Requirement.

                (c) "Hazardous Materials" as used in this Agreement means any substance which is or contains (i) any "hazardous substance" as now or hereafter defined in Section 101(14) of the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amend (42 U.S.C.
         Section 9601 et seq.) ("CERCLA") or any regulations promulgated under CERCLA; (ii) any "hazardous waste" as now or hereafter defined in the Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.) ("RCRA") or regulations promulgated under RCRA; (iii) any substance regulated by the Toxic Substances Control Act (15 U.S.C. Section 2601 et seq.); (iv) gasoline, diesel fuel, or other petroleum hydrocarbons;
         (v) asbestos and asbestos containing materials, in any form, whether friable or non-friable; (vi) polychlorinated biphenyls; (vii) radon gas; and (viii) any additional substances or materials which are now or hereafter classified or considered to be hazardous or toxic under Environmental Requirements or the common law, or any other applicable laws relating to the Property. Hazardous Materials shall include, without limitation, any substance, the presence of which on the Property, (A) requires reporting, investigation or remediation under Environmental Requirements; (B) causes or threatens to cause a nuisance on the Property or adjacent property or poses or threatens to pose a hazard to the health or safety of persons on the Property or adjacent property; or (C) which, if it emanated or migrated from the Property, could constitute a trespass.

                (d) "Environmental Requirements" as used in this Agreement means all laws, ordinances, statutes, codes, rules, regulations, agreements, judgments, orders, and decrees, now or hereafter enacted, promulgated, or amended, of the United States, the states, the counties, the cities, or any other political subdivisions in which the Property is located, and any other political subdivision, agency or instrumentality


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
         exercising jurisdiction over the owner of the Property, the Property, or the use of the Property, relating to pollution, the protection or regulation of human health, natural resources, or the environment, or the emission, discharge, release or threatened release of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or waste or Hazardous Materials into the environment (including, without limitation, ambient air, surface water, ground water or land or soil).

         5.3 Seller's representations and warranties set forth in this Agreement, including without limitation those set forth in Section and Section , shall survive the Closing or termination of this Agreement, as applicable, but shall expire after twenty-four (24) months thereafter.


                                       6.
                                     CLOSING

         6.1 Closing. The Closing (the "Closing") shall be held at the offices of Quarles & Brady, One East Camelback Road, Suite 400, Phoenix, Arizona 85012, and shall be conducted by Transnation Title Insurance Company (the "Title Company"), 4647 North 32nd Street, Suite 135, Phoenix, Arizona 85018, Attention:
Ms. Pamela Hannappel on Monday, December 2, 1996 (the "Closing Date"), unless the parties mutually agree in writing upon another place, time or date.

         6.2 Possession. Possession of the Property shall be delivered to Purchaser at the Closing, subject to the Permitted Exceptions.

         6.3 Proration. All income, utilities and all other operating expenses with respect to the Property for the month in which the Closing occurs, and real estate and personal property taxes and other assessments with respect to the Property for the year in which the Closing occurs, shall be prorated to the date Seller receives the Purchase Price in immediately available funds with Seller receiving the benefits and burdens of ownership on the Closing Date.

                (a) If the Closing shall occur before the tax rate or the assessed valuation of the Property is fixed for the then current year, the apportionment of taxes shall be upon the basis of the tax rate for the preceding year applied to the latest assessed valuation. Subsequent to the Closing, when the tax rate and the assessed valuation of the Property is fixed for the year in which the Closing occurs, the parties agree to adjust the proration of taxes and, if necessary, to refund or repay such sums as shall be necessary to effect such adjustment. If the Property is not assessed as a separate parcel for tax or assessment purposes, then such taxes and assessments attributable to the Property shall be determined by Purchaser and Seller. If, as of the Closing, the Property is not being treated as a separate tax parcel, then within thirty (30) days after the Closing, Purchaser shall, at its sole cost and expense, have the Property assessed separately for tax and assessment purposes.

                (b) If the Closing shall occur before the actual amount of utilities and all other operating expenses with respect to the Property for the month in which the


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
         Closing occurs are determined, the apportionment of such utilities and other operating expenses shall be upon the basis of an estimate by Seller of such utilities and other operating expenses for such month. Subsequent to the Closing, when the actual amount of such utilities and other operating expenses with respect to the Property for the month in which the Closing occurs are determined, the parties agree to adjust the proration of such utilities and other operating expenses and, if necessary, to refund or repay such sums as shall be necessary to effect such adjustment.

The agreements of Seller and Purchaser set forth in this Section 6.3 shall survive the Closing.

         6.4 Closing Costs. Except as otherwise expressly provided herein, Seller shall pay, on the Closing Date, the title insurance premium for the Owner's Policy (as defined in Section 6.5(a)), the cost of the Survey, the cost of recording the Deed and any other documents relating to Seller or the Property and one-half (1/2) of any escrow fees and other customary charges of the Title Company, and Purchaser shall pay, on the Closing Date, all other recording costs and one-half (1/2) of any escrow fees and other customary charges of the Title Company. Except as otherwise provided herein, each party shall pay its own attorneys' fees.

         6.5 Seller's Obligations at the Closing. At the Closing, Seller shall deliver to Purchaser the following:

                (a) Title Policy. An Owner's Policy of Title Insurance in the standard form (the "Owner's Policy"), naming Purchaser as insured, in the amount of the Purchase Price, insuring that Purchaser owns good and indefeasible fee simple title to the Property, subject only to the Permitted Exceptions.

                (b) Evidence of Authority. Such organizational and authorizing documents of Seller as shall be required by the Title Company to evidence Seller's authority to consummate the transactions contemplated by this Agreement.

                (c) Foreign Person. An affidavit of Seller certifying that Seller is not a "foreign person," as defined in the federal Foreign Investment in Real Property Tax Act of 1980, and the 1984 Tax Reform Act, as amended, in the form attached to this Agreement as Exhibit E.

                (d) Affidavit Regarding Parties in Possession. An affidavit of Seller certifying that no parties other than Seller have a right to occupy or use the Property or any part thereof, in the form attached to this Agreement as Exhibit G.

                (e) Estoppel Regarding Mechanics' Liens. An estoppel of Seller certifying there is no unpaid work or materials furnished to the Property or any part thereof within the 120-day period preceding the Closing, in the form attached to this Agreement as Exhibit H.

         6.6 Purchaser's Obligations at the Closing. At the Closing, Purchaser shall deliver to Seller the following:



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
                (a) Purchase Price. The Purchase Price by wire transfer of immediately available funds in accordance with the Wiring Instructions.

                (b) Evidence of Authority. Such organizational and authorizing documents of Purchaser as shall be reasonably required by Seller and/or the Title Company authorizing Purchaser's acquisition of the Property pursuant to this Agreement and the execution of this Agreement and any documents to be executed by Purchaser at the Closing.

                (c) Taxpayer Identification Certificate. A Taxpayer Identification Certificate, in the form attached to this Agreement as Exhibit F.

         6.7 Documents to be Executed by Seller and Purchaser. At the Closing, Seller and Purchaser shall also execute and deliver the following:

                (a) Deed. Special Warranty Deed (the "Deed") in the form attached to this Agreement as Exhibit B.

                (b) Bill of Sale, Assignment and Assumption Agreement. Bill of Sale and Assignment and Assumption Agreement in the form attached to this Agreement as Exhibit C.

                (c) Affidavit. Affidavit of Property Value in the form attached to this Agreement as Exhibit D.


                                       7.
                                  RISK OF LOSS

         7.1 Condemnation. If, prior to the Closing, action is initiated to take any material part of the Property by eminent domain proceedings or by deed in lieu thereof, Purchaser may either at or prior to Closing (a) terminate this Agreement, or (b) consummate the Closing, in which latter event all of Seller's assignable right, title and interest in and to the award of the condemning authority shall be assigned to Purchaser at the Closing and there shall be no reduction in the Purchase Price. As used in this Section , "material" means an amount greater than $25,000. If taking in an amount less than $25,000 occurs, then Purchaser's sole remedy shall be to consummate the Closing and accept the assignment of the proceeds of any condemnation proceeds, and there shall be a reduction in the Purchase Price equal to the shortfall, if any, between such condemnation proceeds and the amount of the taking.

         7.2 Casualty. Except as provided in Section 4.2 and Section 5.1, Seller assumes all risks and liability for damage to or injury occurring to the Property by fire, storm, accident, or any other casualty or cause until the Closing has been consummated. If the Property, or any part thereof, suffers any damage equal to or in excess of $100,000 prior to the Closing from fire or other casualty, which Seller, at its sole option, does not elect to repair, Purchaser may either at or prior to Closing (a) terminate this Agreement, or (b) consummate the Closing, in which latter event all of Seller's right, title and interest in and to the proceeds of any insurance covering such damage (less an amount equal to any expenses and costs incurred by Seller to repair or restore the Property and any portion of such proceeds paid or to be paid on account of the loss of rents or other income from the Property for the period prior to and including the Closing Date, all of which shall be payable to Seller), to the extent the amount of such insurance does not exceed the Purchase Price, shall be assigned to Purchaser at the Closing. If the Property, or any part thereof, suffers any damage less than $100,000 prior to the Closing, Purchaser agrees that it will consummate the Closing and accept the assignment of the proceeds of any insurance covering such damage plus an amount equal to Seller's deductible under its insurance policy and there shall be no reduction in the Purchase Price.


                                       8.
                                     DEFAULT

         8.1 Breach by Seller. In the event that Seller shall fail to consummate this Agreement for any reason except Purchaser's default or a termination of this Agreement by Purchaser or Seller pursuant to a right to do so under the provisions hereof, Purchaser may, without limiting or excluding any other remedy at law or in equity, terminate this Agreement or seek specific performance of this Agreement. The provisions of this Section 8.1 shall not limit or affect any of Seller's indemnities that may be provided in other Sections of this Agreement.

         8.2 Breach by Purchaser. In the event that Purchaser shall fail to consummate this Agreement for any reason except Seller's default or a termination of this Agreement by Purchaser or Seller pursuant to a right to do so under the provisions hereof, Seller as its sole and exclusive remedy and relief under this Agreement may terminate this Agreement and thereupon shall be entitled to retain the Earnest Money as liquidated damages (and not as a penalty). Seller and Purchaser have made this provision for liquidated damages because it would be difficult to calculate, on the date hereof, the amount of actual damages for such breach, and Seller and Purchaser agree that these sums represent reasonable compensation to Seller for such breach. The provisions of this Section 8.2 shall not limit or affect any of Purchaser's indemnities as provided in other Sections of this Agreement.


                                       9.
                                FUTURE OPERATIONS

         9.1 Future Operations. From the date of this Agreement until the Closing or earlier termination of this Agreement:

                (a) Seller will keep and maintain the Property in substantially its condition as of the date of this Agreement;

                (b) Seller will perform all Seller's obligations under the Contracts and will not, without the prior written consent of Purchaser, modify, enter into, or renew any Contract which cannot be canceled upon thirty (30) days prior written notice; and

                (c) Seller shall not lease any space in on the Property or in the Improvements.


                                       10.
                                  MISCELLANEOUS

         10.1 Notices. All notices, demands and requests which may be given or which are required to be given by either party to the other, and any exercise of a right of termination provided by this Agreement, shall be in writing and shall be deemed effective either: (a) on the date personally delivered to the address below, as evidenced by written receipt therefor, whether or not actually received by the person to whom addressed; (b) on the third (3rd) business day after being sent, by certified or registered mail, return receipt requested, addressed to the intended recipient at the address specified below; or (c) on the first (1st) business day after being deposited into the custody of a nationally recognized overnight delivery service such as Federal Express Corporation or United Parcel Service, addressed to such party at the address specified below. For purposes of this Section 10.1, the addresses of the parties for all notices are as follows (unless changed by similar notice in writing given by the particular person whose address is to be changed):

If to Seller:         Arizona Refrigeration Supplies, Inc.
                      2632 E. Chambers
                      P.O. Box 21127
                      Phoenix, Arizona 85036
                      Attention: Stephen Martin, President
                      Tel: (602) 243-2792
                      Fax: (602) 243-2893

with a copy to:       Carson Messinger Elliott Laughlin & Ragan, P.L.L.C.
                      1900 Norwest Tower
                      3300 North Central Avenue
                      Phoenix, Arizona 85012
                      Attention:  James A. Burns, Esq.
                      Tel:  (602) 264-2261
                      Fax:  (602) 277-4507

If to Purchaser:      Continental Circuits Corp.
                      3502 East Roeser Road
                      Phoenix, Arizona 85040
                      Attention:  Joseph Andersen, Chief Financial Officer
                      Tel:  (602) 268-3461
                      Fax:  (602) 232-9157
with a copy to:       Quarles & Brady
                      One East Camelback Road, Suite 400
                      Phoenix, Arizona 85012
                      Attention:  Roger K. Spencer, Esq.
                      Tel:  (602) 230-5500
                      Fax:  (602) 230-5598

If to Title
Company:              Transnation Title Insurance Company
                      4647 North 32nd Street, Suite 135
                      Phoenix, Arizona 85018
                      Attention:  Pamela Hannappel
                      Tel:  (602) 956-5568
                      Fax:  (602) 957-2261

         10.2 Real Estate Commissions. Neither Seller nor Purchaser has authorized any broker or finder to act on Purchaser's behalf in connection with the sale and purchase hereunder and neither Seller nor Purchaser has dealt with any broker or finder purporting to act on behalf of any other party. Purchaser agrees to indemnify and hold harmless Seller from and against any and all claims, losses, damages, costs or expenses of any kind or character arising out of or resulting from any agreement, arrangement or understanding alleged to have been made by Purchaser or on Purchaser's behalf with any broker or finder in connection with this Agreement or the transaction contemplated hereby. Seller agrees to indemnify and hold harmless Purchaser from and against any and all claims, losses, damages, costs or expenses of any kind or character arising out of or resulting from any agreement, arrangement or understanding alleged to have been made by Seller or on Seller's behalf with any broker or finder in connection with this Agreement or the transaction contemplated hereby. Notwithstanding anything to the contrary contained herein, this Section 10.2 shall survive the Closing or any earlier termination of this Agreement.

         10.3 Entire Agreement. This Agreement embodies the entire agreement between the parties relative to the subject matter hereof, and there are no oral or written agreements between the parties, nor any representations made by either party relative to the subject matter hereof, which are not expressly set forth herein.

         10.4 Amendment. This Agreement may be amended only by a written instrument executed by the party or parties to be bound thereby.

         10.5 Headings; Sections . The captions and headings used in this Agreement are for convenience only and do not in any way limit, amplify, or otherwise modify the provisions of this Agreement. References to a "Section" when used without further attribution refer to the particular section of this Agreement.

         10.6 Time of Essence. Time is of the essence of this Agreement; however, if the final date of any period which is set out in any provision of this Agreement falls on a Saturday, Sunday or legal holiday under the laws of the United States or the State of Arizona, then, in such event, the time of such period shall be extended to the next day which is not a Saturday, Sunday or legal holiday.

         10.7 Governing Law. This Agreement shall be governed by the laws of the State of Arizona and the laws of the United States pertaining to transactions in such State.

         10.8 Successors and Assigns; No Third Party Beneficiaries. This Agreement shall bind and inure to the benefit of Seller and Purchaser and their respective heirs, executors, administrators, personal and legal representatives, successors and permitted assigns. This Agreement is solely for the benefit of Seller and Purchaser; there are no third party beneficiaries hereof.

         10.9 Invalid Provision. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement; and, the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by such illegal, invalid, or unenforceable provision or by its severance from this Agreement.

         10.10 Attorneys' Fees. In the event it becomes necessary for either party hereto to file suit to enforce this Agreement or any provision contained herein, the party prevailing in such suit shall be entitled to recover, in addition to all other remedies or damages, as provided herein, reasonable attorneys' fees incurred in such suit.

         10.11 Multiple Counterparts. This Agreement may be executed in a number of identical counterparts which, taken together, shall constitute collectively one (1) agreement; in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart with each party's signature. A telecopied signature of a party hereof shall be valid and binding upon such party for all purposes herein.

         10.12 Expiration. The execution of this Agreement by Purchaser and the delivery hereof to Seller shall constitute an offer which shall be automatically withdrawn, revoked and terminated unless Seller accepts the same by executing this Agreement and delivering one fully executed counterpart hereof to the Title Company prior to 3:00 p.m. Phoenix, Arizona time on Thursday, October 24, 1996.

         10.13 Exhibits & Schedules. The following exhibits and schedules are attached to this Agreement and are incorporated into this Agreement by this reference and made a part hereof for all purposes:

                (a)    Exhibit A, the legal description of the Land.

                (b)    Exhibit B, the form of the Deed.

                (c)    Exhibit C, the form of the Bill of Sale, Assignment
                           and Assumption Agreement.

                (d)    Exhibit D, the form of the Affidavit of Property Value.

                (e)    Exhibit E, the form of Non-Foreign Affidavit.

                (f)    Exhibit F, the form of Taxpayer Identification
                           Certificate.

                (g)    Exhibit G, the form of Affidavit Regarding Parties in
                           Possession.

                (h)    Exhibit H, the form of Estoppel Regarding Mechanics'
                           Liens.

                (i)    Schedule 5.2, Disclosures Regarding Hazardous Materials.

         10.14 No Recordation. Seller and Purchaser hereby acknowledge that neither this Agreement nor any memorandum or affidavit thereof shall be recorded of public record in Maricopa County, Arizona or any other county. Should Purchaser ever record or attempt to record this Agreement, or a memorandum or affidavit thereof, or any other similar document, then, notwithstanding anything herein to the contrary, said recordation or attempt at recordation shall constitute a default by Purchaser hereunder, and, in addition to the other remedies provided for herein, Seller shall have the express right to terminate this Agreement by filing a notice of said termination in the county in which the Land is located, in which case the Earnest Money shall be delivered to Seller.

         10.15 No Assumption of Seller's Liabilities. Purchaser is acquiring only the Property from Seller and is not the successor of Seller. Purchaser does not assume or agree to pay, and shall not indemnify Seller or any other person against, any liability, obligation, or expense of Seller or relating in any way to the Property except to the extent, if any, expressly and specifically provided for in this Agreement.

         10.16 Jury Waiver. PURCHASER AND SELLER DO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THEIR RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, OR UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE DOCUMENTS DELIVERED BY PURCHASER AT CLOSING OR SELLER AT CLOSING, OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ANY ACTIONS OF EITHER PARTY ARISING OUT OF OR RELATED IN ANY MANNER WITH THIS AGREEMENT OR THE PROPERTY (INCLUDING WITHOUT LIMITATION, ANY ACTION TO RESCIND OR CANCEL THIS AGREEMENT AND ANY CLAIMS OR DEFENSES ASSERTING THAT THIS AGREEMENT WAS FRAUDULENTLY INDUCED OR IS OTHERWISE VOID OR VOIDABLE). THIS WAIVER IS A MATERIAL INDUCEMENT FOR EACH OF SELLER AND SELLER TO ENTER INTO

AND ACCEPT THIS AGREEMENT AND SHALL SURVIVE THE CLOSING OR TERMINATION OF THIS AGREEMENT.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.


PURCHASER:             CONTINENTAL CIRCUITS CORP.,
                       a Delaware corporation
Date of execution
by Purchaser:
December 3, 1996       By:/s/ Joseph Andersen
                          ___________________________________________
                              Joseph Andersen, its Chief Financial Officer


SELLER:                ARIZONA REFRIGERATION SUPPLIES, INC.,
                       an Arizona corporation
Date of execution
by Seller:
December 3, 1996       By:/s/ Stephen Martin
                          ___________________________________________
                              Stephen Martin, its President


The undersigned Title Company hereby acknowledges receipt of the Earnest Money and a copy of this Agreement, and agrees to hold and dispose of the Earnest Money in accordance with the provisions of this Agreement.

TITLE COMPANY:         TRANSNATION TITLE INSURANCE COMPANY,
                       an Arizona corporation
Date of execution
by Title Company:
December 3, 1996       By:/s/ Pamela Hannapel
                          ___________________________________________
                              Assistant Manager and Closing Officer



                  SIGNATURE PAGE TO PURCHASE AND SALE AGREEMENT

                                    EXHIBIT A
                         TO PURCHASE AND SALE AGREEMENT


                                LEGAL DESCRIPTION

         The Land described the Purchase and Sale Agreement is located in Maricopa County, Arizona, and is legally described as follows:

PARCEL NO. 1:

The North 274.00 feet of Lot 17, EL DORADO INDUSTRIAL PLAZA UNIT THREE, as measured along the West boundary line, according to Book 167 of Maps, page 6, records of Maricopa County, Arizona.

PARCEL NO. 2:

That part of the South 226.65 feet, as measured at the West boundary property line of Lot 17, EL DORADO INDUSTRIAL PLAZA, UNIT THREE, according to Book 167 of Maps, page 6, records of Maricopa County, Arizona, more particularly described as follows:

         BEGINNING at the Northwest corner of the above described parcel of land;

         thence North 88(degree) 51' 01" East, along the North line of said parcel, 197.56 feet;

         thence South 01(degree) 08' 59" East, 20.00 feet;

         thence South 88(degree) 51' 01" West, 197.93 feet, to a point on the West line of the above-described parcel;

         thence North 00(degree) 05' 27" West, along said West line, 20.00 feet, to the POINT OF BEGINNING.

                                    EXHIBIT B
                         TO PURCHASE AND SALE AGREEMENT

                              SPECIAL WARRANTY DEED


When recorded return to:

Roger K. Spencer, Esq.
Quarles & Brady
One East Camelback Road, Suite 400
Phoenix, Arizona 85012-1649


                              SPECIAL WARRANTY DEED


STATE  OF ARIZONA             )
                              )  ss.
COUNTY OF MARICOPA            )


         ARIZONA REFRIGERATION SUPPLIES, INC., an Arizona corporation, having its address at 2632 East Chambers, P.O. Box 21127, Phoenix, Arizona 85036 ("Grantor"), for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other valuable consideration, the receipt and sufficiency of which consideration are hereby acknowledged, has granted, sold, and conveyed, and by these presents does grant, sell, and convey, unto CONTINENTAL CIRCUITS CORP., a Delaware corporation having its principal place of business at 3502 East Roeser Road, Phoenix, Arizona 85040 ("Grantee"), all of Seller's right, title and interest in and to all that real property situated in the County of Maricopa, State of Arizona, and more particularly described on Exhibit A attached hereto and made a part hereof for all purposes, together with all of Seller's right, title and interest in all improvements now or hereafter situated thereon, and the lessor's or landlord's interest in all space leases or occupancy agreements covering all or any portion of such real property and the improvements situated thereon (collectively, the "Property"), subject to all matters of record and subject to all taxes and assessments, reservations in patents and all easements, zoning laws, regulations and ordinances of municipal and other governmental authorities, rights-of-way, encumbrances, liens, covenants, conditions, restrictions, obligations and liabilities as may appear of record, all leases, all matters which an accurate survey of the Property or physical inspection of the Property would disclose, and all exceptions, exclusions and limitations contained in the Title Policy issued to Grantee in connection with this Deed (the "Permitted Exceptions").

         TO HAVE AND TO HOLD the Property, together with all and singular the rights and appurtenances belonging in any way to the Property, unto the said Grantee, its successors and assigns forever, and Grantor binds itself and its successors and assigns, subject to the Permitted Exceptions, to warrant and forever defend all and singular the Property to Grantee, its successors and assigns against every person lawfully claiming or to claim all or any part of the Property, by, through, or under Grantor, but not otherwise.

         This Special Warranty Deed may be executed in counterparts and any counterpart containing original signatures of all parties shall constitute an original Special Warranty Deed for all purposes.

         IN WITNESS WHEREOF, Grantor and Grantee have executed this Special
Warranty Deed on           , 1996, to be effective as of the ______ day of
          , 1996.


GRANTOR:                  ARIZONA REFRIGERATION SUPPLIES, INC.,
                               an Arizona corporation


                          By:_______________________________________________
                               Stephen Martin, its President


GRANTEE:                  CONTINENTAL CIRCUITS CORP.,
                               a Delaware corporation


                          By:_______________________________________________
                               Joseph Andersen, its Chief Financial Officer

STATE  OF ARIZONA             )
                              )  ss.
COUNTY OF MARICOPA            )

         This instrument was acknowledged before me on ________________________, 1996, by Stephen Martin, the President of ARIZONA REFRIGERATION SUPPLIES, INC., an Arizona corporation, on behalf of such corporation.


(SEAL)                        _________________________________________________
                              Notary Public in and for
                              the State of Arizona

                              _________________________________________________
                              Print name of notary

                              My Commission Expires:___________________________


STATE  OF ARIZONA             )
                              )  ss.
COUNTY OF MARICOPA            )

         This instrument was acknowledged before me on         , 1996, by Joseph
Andersen, the Chief Financial Officer of CONTINENTAL CIRCUITS CORP., a Delaware corporation, on behalf of such corporation.


(SEAL)                        _________________________________________________
                              Notary Public in and for
                              the State of Arizona

                              _________________________________________________
                              Print name of notary

                              My Commission Expires:___________________________

                                    EXHIBIT A
                            TO SPECIAL WARRANTY DEED


                                LEGAL DESCRIPTION

         The Land described the Purchase and Sale Agreement is located in Maricopa County, Arizona, and is legally described as follows:

PARCEL NO. 1:

The North 274.00 feet of Lot 17, EL DORADO INDUSTRIAL PLAZA UNIT THREE, as measured along the West boundary line, according to Book 167 of Maps, page 6, records of Maricopa County, Arizona.

PARCEL NO. 2:

That part of the South 226.65 feet, as measured at the West boundary property line of Lot 17, EL DORADO INDUSTRIAL PLAZA, UNIT THREE, according to Book 167 of Maps, page 6, records of Maricopa County, Arizona, more particularly described as follows:

         BEGINNING at the Northwest corner of the above described parcel of land;

         thence North 88(degree) 51' 01" East, along the North line of said parcel, 197.56 feet;

         thence South 01(degree) 08' 59" East, 20.00 feet;

         thence South 88(degree) 51' 01" West, 197.93 feet, to a point on the West line of the above-described parcel;

         thence North 00(degree) 05' 27" West, along said West line, 20.00 feet, to the POINT OF BEGINNING.

                                    EXHIBIT C
                         TO PURCHASE AND SALE AGREEMENT


                                  BILL OF SALE

When recorded return to:

Roger K. Spencer, Esq.
Quarles & Brady
One East Camelback Road, Suite 400
Phoenix, Arizona 85012-1649


                            BILL OF SALE, ASSIGNMENT
                            AND ASSUMPTION AGREEMENT


STATE  OF ARIZONA        )
                         )  ss.
COUNTY OF MARICOPA       )


            ARIZONA REFRIGERATION SUPPLIES, INC., an Arizona corporation ("Grantor"), for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration to it in hand paid by CONTINENTAL CIRCUITS CORP., a Delaware corporation ("Grantee"), the receipt and sufficiency of which are hereby acknowledged, has granted, sold, assigned, transferred, conveyed, and delivered and does by these presents grant, sell, assign, transfer, convey, and deliver unto Grantee, all of Grantor's rights, titles, and interests in and to the following described properties located in, affixed to, and/or arising or used in connection with the improved property with parking and other amenities (the "Improvements") situated on the land in the County of Maricopa, State of Arizona, more particularly described on Exhibit A attached hereto and made a part hereof for all purposes (the "Land," which together with the Improvements is sometimes hereinafter called the "Property"):

            (a) Grantor's right, title and interest in and to all fixtures, furnishings, equipment, building materials, transferable equipment leases, carpet, drapes and other personal property and located on, attached to, or used in connection with the operation and maintenance of the Property, and any intangible property pertaining to or used in connection with the Property but specifically excluding the halon fire suppression system (the "Personal Property");

            (b) The assignable service, maintenance, or management contracts relating to the ownership and operation of the Property (the "Contracts"); and

            (c) Any assignable warranties and guarantees relating to the Property or any portion thereof (collectively, the "Warranties").

            Grantor and Grantee hereby covenant and agree as follows:

                  (i) Grantee accepts the aforesaid assignment and Grantee
            assumes and agrees to be bound by and timely perform, observe, discharge, and otherwise comply with and any obligations of Grantor under the Contracts.

                  (ii) Grantee hereby indemnifies and agrees to hold harmless
            Grantor from and against any and all liabilities, claims, demands, obligations, assessments, losses, costs, damages, and expenses of any nature whatsoever (including, without limited the generality of the foregoing, reasonable attorneys' fees and court costs) which Grantor may incur, sustain, or suffer, or which may be asserted or assessed against Grantor on or after the date hereof, arising out of, pertaining to or in any way connected with the obligations, duties, and liabilities under the Leases and the Contracts, or any of them, arising from and after the date hereof.

                  (iii) The burden of the indemnity made in paragraph (iii)
            hereof shall not be assigned. Except as aforesaid, this Agreement shall bind and inure to the benefit of the parties and their respective successors, legal representatives and assigns.

                  (iv) Other than as set forth in that certain Purchase and Sale
            Agreement having an Effective Date (as defined therein) of October _____, 1996, by and between Grantor, as Seller and Grantee, as Buyer, the aforesaid assignment is made as-is, where is, and without warranty or representation of any kind.

                  (v) Neither this Agreement nor any term, provision, or
            condition hereof may be changed, amended or modified, and no obligation, duty or liability or any party hereby may be released, discharged, or waived, except in a writing signed by all parties hereto.


                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, Grantor and Grantee have executed this Bill of Sale,
Assignment and Assumption Agreement, on          , 1996, to be effective as of
the ______ day of           , 1996.


GRANTOR:                 ARIZONA REFRIGERATION SUPPLIES, INC.,
                              an Arizona corporation


                         By:________________________________________________
                              Stephen Martin, its President


GRANTEE:                 CONTINENTAL CIRCUITS CORP.,
                              a Delaware corporation


                         By:________________________________________________
                              Joseph Andersen, its Chief Financial Officer

STATE  OF ARIZONA        )
                         )  ss.
COUNTY OF MARICOPA       )

      This instrument was acknowledged before me on           , 1996, by
Stephen Martin, the President of ARIZONA REFRIGERATION SUPPLIES, INC., an Arizona corporation, on behalf of such corporation.


(SEAL)                              ___________________________________________
                                    Notary Public in and for
                                    the State of Arizona

                                    ___________________________________________
                                    Print name of notary

                                    My Commission Expires:_____________________


STATE  OF ARIZONA        )
                         )  ss.
COUNTY OF MARICOPA       )

      This instrument was acknowledged before me on            , 1996, by
Joseph Andersen, the Chief Financial Officer of CONTINENTAL CIRCUITS CORP., a Delaware corporation, on behalf of such corporation.


(SEAL)                              ___________________________________________
                                    Notary Public in and for
                                    the State of Arizona

                                    ___________________________________________
                                    Print name of notary

                                    My Commission Expires:_____________________

                                    EXHIBIT A
              TO BILL OF SALE, ASSIGNMENT AND ASSUMPTION AGREEMENT


                                LEGAL DESCRIPTION

      The Land described the Purchase and Sale Agreement is located in Maricopa County, Arizona, and is legally described as follows:

PARCEL NO. 1:

The North 274.00 feet of Lot 17, EL DORADO INDUSTRIAL PLAZA UNIT THREE, as measured along the West boundary line, according to Book 167 of Maps, page 6, records of Maricopa County, Arizona.

PARCEL NO. 2:

That part of the South 226.65 feet, as measured at the West boundary property line of Lot 17, EL DORADO INDUSTRIAL PLAZA, UNIT THREE, according to Book 167 of Maps, page 6, records of Maricopa County, Arizona, more particularly described as follows:

         BEGINNING at the Northwest corner of the above described parcel of land;

         thence North 88(degree) 51' 01" East, along the North line of said parcel, 197.56 feet;

         thence South 01(degree) 08' 59" East, 20.00 feet;

         thence South 88(degree) 51' 01" West, 197.93 feet, to a point on the West line of the above-described parcel;

         thence North 00(degree) 05' 27" West, along said West line, 20.00 feet, to the POINT OF BEGINNING.

                                    EXHIBIT D
                         TO PURCHASE AND SALE AGREEMENT


                           AFFIDAVIT OF PROPERTY VALUE

      [Arizona Department of Revenue Affidavit of Property Value attached]

                                    EXHIBIT E
                         TO PURCHASE AND SALE AGREEMENT


                              NON-FOREIGN AFFIDAVIT

      Section 1445 of the Internal Revenue Code of 1986, as amended (the "Code") provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by ARIZONA REFRIGERATION SUPPLIES, INC., an Arizona corporation (the "Transferor"), the undersigned hereby certifies the following on behalf of the Transferor.

      1. The Transferor is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code and treasury regulations promulgated pursuant thereto);

      2.    The Transferor's U.S. employer identification number is 86-0067585;
            and

      3.    The Transferor's office address is:

                  2632 East Chambers
                  Phoenix, Arizona 85040

      The Transferor understands that this certification may be disclosed to the Internal Revenue Service by the transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

      Under penalty or perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of the Transferor.

      This Non-Foreign Affidavit may be executed in counterparts and any counterpart containing original signatures of all parties shall constitute an original Non-Foreign Affidavit for all purposes.

                         ARIZONA REFRIGERATION SUPPLIES, INC.,
                              an Arizona corporation


                         By:_____________________________________________
                              Stephen Martin, its President




STATE  OF ARIZONA        )
                         )  ss.
COUNTY OF MARICOPA       )

      This instrument was acknowledged before me on           , 1996, by
Stephen Martin, the President of ARIZONA REFRIGERATION SUPPLIES, INC., an Arizona corporation, on behalf of such corporation.


(SEAL)                              ________________________________________
                                    Notary Public in and for
                                    the State of Arizona

                                    ________________________________________
                                    Print name of notary

                                    My Commission Expires:__________________

                                    EXHIBIT F
                         TO PURCHASE AND SALE AGREEMENT


                       TAXPAYER IDENTIFICATION CERTIFICATE

      In connection with certain Internal Revenue Service reporting requirements imposed upon the Seller ARIZONA REFRIGERATION SUPPLIES, INC., an Arizona corporation (the "Seller"), the Purchaser CONTINENTAL CIRCUITS CORP., a Delaware corporation (the "Purchaser") hereby certifies that listed below is Purchaser's address and taxpayer identification number, true and correct as of the Closing Date.

            Address:                3502 East Roeser Road
                                    Phoenix, Arizona  85040

      Taxpayer Identification No.:  86-0267198

      Purchaser hereby consents to Seller's release of the above information in connection with any reporting requirements imposed upon Seller by any governmental authority.


                           CONTINENTAL CIRCUITS CORP.
                           a Delaware corporation



                           By:_____________________________________________
                              Joseph Andersen, its Chief Financial Officer

                                    EXHIBIT G
                         TO PURCHASE AND SALE AGREEMENT


                    AFFIDAVIT REGARDING PARTIES IN POSSESSION

Escrow No.

State of Arizona         )
                         )  ss.
County of Maricopa       )

The undersigned, being the _____________ of ARIZONA REFRIGERATION SUPPLIES, INC., an Arizona corporation, being first duly sworn upon oath, deposes and says,

THAT this Affidavit has to do with certain real property situated in Maricopa County, Arizona, described on Attachment"A" attached hereto (the "Property").

THAT to Affiant's best knowledge there are no tenants in possession or other parties having rights of tenancy under any leases, recorded or otherwise of the subject property.

Further Affiant sayeth not.

IN WITNESS WHEREOF, the above Affiant has executed this Affidavit in the capacity set forth herein, on this the ______ of ____________, 1996.


                         ARIZONA REFRIGERATION SUPPLIES, INC.,
                              an Arizona corporation


                         By:___________________________________________________
                         Name:_________________________________________________
                         Its:__________________________________________________

STATE  OF ARIZONA        )
                         )  ss.
COUNTY OF MARICOPA       )

         This instrument was acknowledged before me on ___________________, 1996, by _____________________________, the _______________________________ of
ARIZONA REFRIGERATION SUPPLIES, INC., an Arizona corporation, on behalf of such corporation.


(SEAL)                              ___________________________________________
                                    Notary Public in and for
                                    the State of Arizona

                                    ___________________________________________
                                    Print name of notary

                                    My Commission Expires:_____________________

                             EXHIBIT A TO AFFIDAVIT

                          Legal Description of Property

PARCEL NO. 1:

The North 274.00 feet of Lot 17, EL DORADO INDUSTRIAL PLAZA UNIT THREE, as measured along the West boundary line, according to Book 167 of Maps, page 6, records of Maricopa County, Arizona.

PARCEL NO. 2:

That part of the South 226.65 feet, as measured at the West boundary property line of Lot 17, EL DORADO INDUSTRIAL PLAZA, UNIT THREE, according to Book 167 of Maps, page 6, records of Maricopa County, Arizona, more particularly described as follows:

         BEGINNING at the Northwest corner of the above described parcel of land;

         thence North 88(degree) 51' 01" East, along the North line of said parcel, 197.56 feet;

         thence South 01(degree) 08' 59" East, 20.00 feet;

         thence South 88(degree) 51' 01" West, 197.93 feet, to a point on the West line of the above-described parcel;

         thence North 00(degree) 05' 27" West, along said West line, 20.00 feet, to the POINT OF BEGINNING.

                                    EXHIBIT H
                         TO PURCHASE AND SALE AGREEMENT


                       ESTOPPEL REGARDING MECHANICS' LIENS

                 [Estoppel Regarding Mechanics' Liens attached]

                                  SCHEDULE 5.2
                         TO PURCHASE AND SALE AGREEMENT


                    DISCLOSURES REGARDING HAZARDOUS MATERIALS

      1. Two underground storage tanks that were located on the Land have been removed.

      2.    Visible surface oil stains of unknown origin.

      3.    Matters disclosed by Buyer's Phase I environmental audit.